UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 18, 2020

BRIGGS & STRATTON CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-1370	39-0182330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12301 West Wirth Street, Wauwatosa, Wisconsin 53222
(Address of principal executive offices)

(414) 259-5333

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act*:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.01 per share)	BGGSQ	N/A
* On August 4, 2020, a Form 25 relating to the delisting and deregistration under Section 12(b) of the Act of the registrant’s common stock was filed by the New York Stock Exchange.  The registrant’s common stock trades on the OTC Pink Market.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously disclosed, on July 20, 2020, Briggs & Stratton Corporation (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for Eastern District of Missouri (the “Bankruptcy Court”).

As previously disclosed, effective July 19, 2020, the Company, Billy Goat Industries, Inc., Allmand Bros., Inc., Briggs & Stratton International, Inc. and Briggs & Stratton Tech, LLC (collectively with the Company, “Sellers”) entered into a stock and asset purchase agreement (as may be amended, supplemented or otherwise modified from time to time, the “SAPA”) with Bucephalus Buyer, LLC (“Buyer”), a newly formed affiliate of KPS Capital Partners, LP. Pursuant to the terms of the SAPA, Sellers agreed to sell to Buyer (i) all or substantially all of Sellers’ assets and (ii) Sellers’ equity interests in certain of Sellers’ subsidiaries and Sellers’ equity interests in certain joint ventures, and Buyer agreed to assume certain of Sellers’ liabilities for a cash purchase price of $550,000,000, subject to certain customary purchase price adjustments (the “Sale”).

On September 18, 2020, Sellers and Buyer entered into that certain Amendment No. 1 to the SAPA (the “SAPA Amendment”), which amended certain nonmaterial provisions of the SAPA, including providing for, among other things, (i) a reimbursement mechanism related to the payment of severance and vacation pay owed to certain union hourly employees and (ii) an agreement by certain parties, in satisfaction of Buyer’s closing condition, to enter into an agreement under which the Pension Benefit Guaranty Corporation shall have released the Debtors, any purchaser of Debtors’ assets and any Acquired Entities (as defined in the SAPA) from any liability, and all assets of such purchaser and the Acquired Entities of any liens, related to the Briggs & Stratton Corporation Cash Balance Retirement Plan (the “Cash Balance Plan”) and the Briggs & Stratton Corporation Pension Plan (the “PBGC Release”), and (iii) in consideration of the PBGC Release, the agreement of Buyer or one of its affiliates to assume sponsorship of, and all assets and rights related to, the Cash Balance Plan and to make a contribution in the amount of $1,600,000 to the Cash Balance Plan within seven days following the Closing (as defined in the SAPA), in exchange for a reduction in the Cash Purchase Price (as defined in the SAPA) of $1,600,000.

On September 15, 2020, the Bankruptcy Court entered an order authorizing the Sale pursuant to Section 363 of the Bankruptcy Code (the “Sale Order”). On September 21, 2020, Sellers consummated the transactions contemplated by the SAPA, thereby completing the disposition of substantially all of the Debtors’ assets. As previously disclosed in a Form 12b-25 filed on September 14, 2020 (the “Form 12b-25”) with the Securities and Exchange Commission (the “SEC”), the Company expects that no proceeds from the Sale will be distributed to the Company’s shareholders.

Proceeds from the Sale were used in part to repay the Company’s obligations under the Senior Secured Debtor-in-Possession Revolving and Term Credit Agreement, dated as of July 22, 2020 (the “DIP Credit Agreement”), among the Company, the other borrowers party thereto from time to time, the Revolving Lenders party thereto from time to time, the DIP Term Lenders party thereto from time to time, the Issuing Banks party thereto from time to time and JPMorgan Chase Bank, N.A., as the Administrative Agent, the Collateral Agent and the Australian Security Trustee.  (Capitalized terms used above have the meaning given to them in the DIP Credit Agreement.)  Following such repayment, the DIP Credit Agreement was terminated (other than those provisions that survive pursuant to the terms of the DIP Credit Agreement or the Sale Order).

The foregoing description of the SAPA does not purport to be complete and is subject to, and qualified in its entirety by the full text of the SAPA, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K that was filed by the Company with the SEC on July 20, 2020, which is incorporated herein by reference.

Item 3.03. Material Modification of Rights of Security Holders.

The information set forth under Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 21, 2020, effective upon consummation of the Sale and the transfer of the Company’s business to Buyer, each of Todd J. Teske, Chairman, President and Chief Executive Officer, Mark A. Schwertfeger, Senior Vice President and Chief Financial Officer, David J. Rodgers, Senior Vice President Corporate Development & President - Job Site, William H. Reitman, Senior Vice President Sales - Americas Turf & Consumer Products, and Harold L. Redman, Senior Vice President and President - Turf & Consumer Products, terminated his employment with the Company as each transitioned to a comparable role with Buyer.

As previously disclosed in the Form 12b-25, the Company’s remaining business will be managed, overseen and wound down predominantly through services provided under a transition services agreement with Buyer and by outside advisers engaged by the Company.  In addition, Mr. Teske will retain the office of Chairman, President, Chief Executive Officer and Treasurer of the Company and Kathryn M. Buono will continue as Vice President and Secretary of the Company to support those efforts.

Item 7.01. Regulation FD Disclosure.

On September 20, 2020, the Company filed its monthly operating report for the period beginning July 20, 2020 and ending August 23, 2020 (the “Monthly Operating Report”) with the Bankruptcy Court. The Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Monthly Operating Report and other filings with the Bankruptcy Court related to the Chapter 11 Cases are available at a website administered by the Company’s noticing and claims agent, Kurtzman Carson Consultants LLC, at http://www.kccllc.net/Briggs. The information set forth in Item 7.01 of this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

In accordance with General Instruction B.2 of Form 8-K, the information being furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

The Company expects that equity holders will experience a complete loss of their investment and therefore cautions against trading in the Company’s equity securities.

Cautionary Statement about the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws or rules, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Cautionary Statement on Forward-Looking Statements

Various statements in this Current Report on Form 8-K, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which include the following: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the duration of the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, and the Company’s ability to realize proceeds from remaining assets; risks related to the trading of the Company’s common stock on the OTC Pink Market, particularly because the proposed plan of liquidation provides that there will not be sufficient funds or other assets to allow holders of the Company’s common stock to receive any distribution of value in respect of their equity interests; risks relating to the Company’s ability to obtain Bankruptcy Court confirmation of the proposed plan of liquidation as proposed by the Company; the uncertainty as to when or whether the effective date of the proposed plan of liquidation will occur as currently expected by the Company; and the risk that the Chapter 11 Cases may be converted to cases under chapter 7 of the Bankruptcy Code. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

b)  Pro Forma Financial Information.

The Company is currently unable to prepare pro forma financial information reflecting the transaction described in Item 2.01 of this Current Report without unreasonable effort or expense, and therefore such information is not reasonably available to the Company within the meaning of Rule 12b-21 under the Exchange Act.  As a debtor-in-possession under the Bankruptcy Code, the Company files monthly operating reports with the Bankruptcy Court, which reports include financial statements that are limited in scope and prepared solely for the purpose of complying with requirements of the Bankruptcy Court.  The Company cautions investors and potential investors not to place undue reliance upon the information contained in the monthly operating reports, which are not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company.

(d)	Exhibits. The exhibit listed in the Exhibit Index below is filed as part of this report.

EXHIBIT INDEX
Exhibit No.	Description

99.1	Monthly Operating Report, for the period covering July 20, 2020 through August 23, 2020, filed with the United States Bankruptcy Court for Eastern District of Missouri

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGGS & STRATTON CORPORATION

Date: September 21, 2020	By:	/s/ Kathryn M. Buono
Kathryn M. Buono
Vice President & Secretary